RevDate3/16/98VersionBeta 34
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        ARIES MARITIME TRANSPORT LIMITED
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               (Exact name of Issuer as specified in its chapter)


                Bermuda                                     n/a
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(State of incorporation or organization)       (IRS Employer Identification No.)


6 Posidonos Ave.
Kallithea 176 74 Athens
Greece
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(Address of principal executive offices)                              (Zip Code)


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     Title of each class                          Name of each exchange on which
     to be so registered                          each class if to be registered
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 Common Shares (par value $0.01 per share)           The NASDAQ National Market


          Title of Each Class

          If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective upon filing pursuant to General Instruction A.(c) please check the following box. [_]

          If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [_]

Securities Act registration statement file number to which this form relates:
No.333-124952

          Securities to be registered pursuant to Section 12(b)of the Act:

                                      None

          Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Shares (par value $0.01 per share)
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                                (Title of Class)

Item 1. Description of Registrants Securities to be Registered

The following sections of the Company's Registration Statement on Form F-1 (Registration No. 333-124952), including amendments thereto, filed with the Securities and Exchange Commission on May 16, 2005 are hereby incorporated by reference:

    1.   Prospectus Summary;
    2.   Dividend Policy; and
    3.   Description of Capital Stock.

Item 2.          Exhibits                Description


                  1. The Amended and Restated Memorandum of Association of the Company, which are hereby incorporated by reference to
                                         Exhibit 3.1 of the Company's
                                         Registration Statement on Form F-1
                                         (Registration No. 333-124952),
                                         including amendments thereto, filed
                                         with the Securities and Exchange
                                         Commission on May 16, 2005.

                  2.
                                         The Bye-Laws of the Company, which are
                                         hereby incorporated by reference to
                                         Exhibit 3.2 to the Registration
                                         Statement on Form F-1 (Registration No.
                                         333-124952), including amendments
                                         thereto, filed with the Securities and
                                         Exchange Commission on May 16, 2005.
                  3.
                                         Specimen Copy of Common Share
                                         Certificate of the Company, which is
                                         hereby incorporated by reference to
                                         Exhibit 4.1 to the Registration
                                         Statement on Form F-1 (Registration No.
                                         333-124952), including amendments
                                         thereto, filed with the Securities and
                                         Exchange Commission on May 16, 2005.

                                    SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


Dated:  May 31, 2005              ARIES MARITIME TRANSPORT LIMITED



                                  By: /s/ Mons S. Bolin
                                  ---------------------
                                  Name: Mons S. Bolin
                                  Title: President and Chief Executive Officer









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